Second Quarter 2007

Financial and Operating Results

For the period ended June 30, 2007

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v)
performance of our investments; (vi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (ix)
our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (x) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xi) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiv) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Significant increase of $124 million in LTC Runoff block claim reserves

$110 million represents reserve strengthening

This action should reduce earnings volatility from loss
experience in future periods

Continued strong sales growth at Bankers Life and Colonial
Penn, better mix of business at CIG

Bankers sales up 19%, Colonial Penn’s sales up 23%

Progress on performance metrics for LTC Runoff block

Q2 2007 Summary

CNO

$24.6
$9.1
$64.6
$26.3
$8.3
$58.0
$24.1
$7.5
$56.2
$21.0
$10.4
$102.8
$20.0
$11.2
$76.8

New Business

Volumes (NAP)

CNO Consolidated

(in millions)

Q2 2007 NAP up 10% vs Q2
2006, driven by increases at
Colonial Penn (23%) and
Bankers (19%)

Trailing four quarters NAP up
over 8% vs Q2 2006

New business volumes are measured by new annualized premium, which includes 6% of annuity premiums, 10%
of single-premium whole life deposits, and 100% of all other premiums.  Prescription drug sales (PDP) NAP equal to $310 per enrolled policy and private-fee-for-service (PFFS) NAP equal to $2,100 per enrolled policy.

Q2 2006

$98.3

Q3 2006

$92.6

Q4 2006

$87.8

Q2 2007

$108.0

Col. Penn

Bankers

CIG

Trailing 4 Quarters NAP:                                              $390.4                 $403.0              $401.0              $412.9          $422.6

Q1 2007

$134.2

$82.4
$627.5
$324.0
$24.7
$76.2
$609.2
$330.4
$28.7
Q2 2006
Q2 2007

Collected Premium

CNO Consolidated

($ millions)

$1,058.6

CIG*

Bankers*

Run-Off

Collected premium in Q2 2007
was essentially flat vs Q2 2006,
primarily driven by:

Lower annuity volumes at
Bankers

Lower life and Medicare
supplement collections at CIG,
offset by higher annuity volume

Trailing four quarters collected
premium up over 9% vs 6/30/06

Colonial Penn*

$1,044.5

$4,052.4

$4,060.3

$3,958.7

$3,897.8

$3,706.6

Tr. 4 Qtrs. Col. Prem.-Core Businesses*:

Q2 2007

Q1 2007

Q4 2006

Q3 2006

Q2 2006

Q2 2006
6.2%
Q3 2006
5.5%
Q4 2006
3.5%
Q1 2007
2.3%
Q2 2007
1.5%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (excl. proposed litigation
settlement charges)**, Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined
on the left side of this page, but before Q2 2006
charge related to the proposed litigation
settlement and refinements to such estimates
recognized in subsequent periods.  See
Appendix for corresponding GAAP measure.

Conseco has set a long-term goal of improving its Operating ROE –
after-tax earnings divided by equity (excluding our NOL deferred tax asset from equity and other adjustments below) – to 11% in 2009

Q2 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q2 2006

Q2 2007

Bankers Life

$63.7

$65.5

Conseco Insurance Group

64.7

43.8

Colonial Penn

6.5

6.7

Other Business in Run-Off

4.4

(133.2)

Corporate operations, excluding interest expense

(5.0)

(8.0)

    EBIT, excluding costs related to the proposed litigation settlement

134.3

(25.2)

    Costs related to the proposed litigation settlement

(157.0)

(35.0)

      Total EBIT*

(22.7)

(60.2)

Corporate interest expense

(12.0)

(16.9)

    Loss before net realized investment losses and taxes

(34.7)

(77.1)

Tax benefit

12.5

27.3

    Net loss before net realized investment losses

(22.2)

(49.8)

Preferred stock dividends

9.5

4.6

    Net operating loss

(31.7)

(54.4)

Net realized investment losses, net of related amortization and taxes

(0.1)

(10.1)

    Net loss applicable to common stock

($31.8)

($64.5)

Q2 2006
($0.21)
Q3 2006
$0.35
Q4 2006
$0.04
Q1 2007
$0.10
Q2 2007
($0.32)

Q2 2006
Q3 2006
$0.35
Q4 2006
$0.04
Q1 2007
$0.15
Q2 2007

Operating EPS (Diluted)

CNO

Operating EPS, Before Proposed Litigation
Settlement Charges**

**Operating earnings per share, before Q2 2006
charge related to the proposed litigation settlement
and refinements to such estimates recognized in
subsequent periods. See Appendix for
corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses). See Appendix
for corresponding GAAP measure.

Q2 Earnings

LTC Closed Block

Q2 2006

Q2 2007

Insurance policy income

$82.1

$78.1

Net investment income

44.6

47.6

Fee revenue and other income

0.1

0.1

    Total revenues

126.8

125.8

Insurance policy benefits

96.9

231.6

Amortization related to operations

3.5

5.8

Other operating costs and expenses

22.0

21.6

    Total benefits and expenses

122.4

259.0

    Income (loss) before net realized investment gains (losses) and income taxes

$4.4

($133.2)

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q2 2006
$4.4
Q3 2006
-$13.0
Q4 2006
-$57.3
Q1 2007
-$30.9
Q2 2007
-$133.2

Segment
Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q2 2007 reflects $118 million of increases
to prior-period incurred claims estimates

Includes $110 million of strengthening
adjustments to claim reserve methods and
assumptions

Q2 2006 included $9.4 million release of
benefit reserve redundancy

Q2 2007 reflects minimal impact from rate
increase and claim processing initiatives

PTOI-Trailing 4 Quarters:                $62.7               $33.3             ($41.9)          ($96.8)      ($234.4)

Revenues-Quarterly:                         $126.8             $128.1            $127.9           $126.6          $125.8

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $528.1           $519.6           $516.5            $509.4          $508.4

($ millions)

Collected Premiums-Quarterly:    $82.4             $80.4              $76.6               $81.2               $76.2

Q2 2006
$96.9
Q3 2006
$113.4
Q4 2006
$162.7
Q1 2007
$130.0
Q2 2007
$231.6

Benefit Detail

Incurred claims in all periods
reflect volatility due to development
of out-of-period incurred claim
estimates

Includes reserve strengthening
adjustments of $110 million in Q2 2007

Increase in reserves for future
benefits varies with persistency; Q2
2006 included $9.4 million release
of redundant reserves

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Increase in Reserves for Future Benefits                  $(20.4)            $(0.1)           $(1.3)             $3.3               $(3.3)

Verified Basis Incurred Claims                                          $116.5              $119.6         $124.5         $114.4          $116.6

LTC Closed Block

Total Benefits

($ millions)

$234.9

$126.7

$164.0

$113.5

$117.3

Incurred Claims

Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%
Q1 2007
105.3%
Q2 2007
236.7%

Interest-Adjusted

Benefit Ratio*

Verified basis normalizes all
periods for impact of claim
reserve deficiencies

Prior period deficiencies
increased benefit ratio by 152
percentage points in Q2 2007

Q2 2006 benefit reserve
adjustment reduced benefit
ratio by 11 percentage points

Trailing 4 Quarter Avg.:                                     52.1%                  60.1%           83.2%             99.0%      141.0%

Qtrly. non-int. adjusted:                                      118.0%           136.0%         198.2%          163.5%    296.7%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Verified Basis non-int. adjusted:     116.9%        143.5%       147.6%          148.1%     145.1%

Balance Sheet Detail

Reserve increases in past four quarters relate to claim reserve

Current claim reserve is 29% of net liability

Current claim reserve reflects expectation of adverse claim development

$123.9 million increase in Q2 2007 includes $110 million of strengthening adjustments

Insurance acquisition cost balance is 5% of net liability and is declining rapidly

Balance remains recoverable under best estimate assumptions

LTC Closed Block

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q2 2006

$2,413.3

731.4

(181.8)

$2,962.9

-

Q3 2006

$2,413.6

734.8

(176.2)

$2,972.2

0.3%

Q4 2006

$2,412.7

801.2

(170.9)

$3,043.0

2.4%

Q1 2007

$2,412.3

816.5

(165.2)

$3,063.6

0.7%

Q2 2007

$2,409.1

940.4

(159.5)

$3,190.0

4.1%

Our program for improvement is having a positive effect on
business fundamentals

Premium re-rates

Claims management

Technology and organizational design

Q2 2007 Summary

LTC Closed Block

Re-rates Submitted: 100% of Goal
$ Millions
$55.6
$0.0
$9.9
$26.3
$39.4
$55.6
$55.6
8/31/06
10/31/06
3/1/07
5/1/07
8/3/07

Re-rates Approved: 84% of Goal
$ Millions
$41.7
$0.0
$0.0
$8.3
$19.2
$25.9
$35.2
8/31/06
10/31/06
3/1/07
5/1/07
8/3/07

Re-rates Implemented: 81% of Goal
$ Millions
$35.0
$0.0
$0.0
$4.8
$13.1
$20.6
$28.4
8/31/06
10/31/06
3/1/07
5/1/07
8/3/07

Premium Re-rates

LTC Closed Block

Rate Increase Plan – Round Two

Program for
Improvement

LTC Closed Block

Filings

Approvals

Implementation

Additional

Premium (mil.)

$46

$28

$22

Timeline

Q2 2007 – Q1 2008

Q3 2007 – Q4 2008

Q3 2007 – Q1 2009

Round Two filings have begun

Claims management

Continued implementation of best practices through use of LTC industry experts

Streamlined claims processes drive improved customer service and compliance

Recertification of active claims has begun; program includes case management reviews and confirmation of claimants meeting
policy requirements for benefits

Program for
Improvement

LTC Closed Block

Technology and Organizational Design

July 12 - announced study of systems and operational solution from Long Term Care Group, an industry leader

Proposal under consideration would include outsourcing of:

Customer call center

Processing of continuing claims

Other transactions

Expect to complete due diligence and make decision by early fall

Program for
Improvement

LTC Closed Block

Financial results impacted by reserve strengthening and recent experience

Program for improvement initiatives continue to make good
progress

Implemented billing of $28.4 million in approved rate increases,
81% of $35 million program

Studying sourcing of system and select claim functions to a
recognized industry leader

Segment Summary

LTC Closed Block

Book value per diluted share (excluding accumulated other comprehensive loss)

$24.90 at 6/30/07 vs $25.84 a year earlier and $25.64 at YE 2006

Debt and preferred stock to total capital ratio (excluding accumulated other comprehensive loss)

20.3% at 6/30/07 vs 26.6% a year earlier and 28.8% at YE 2006

Consolidated RBC ratio

330% at 6/30/07 vs 331% a year earlier and 357% at YE 2006

Net investment income

$381.5 million in Q2 2007 vs $356.5 million in Q2 2006

Earned yield of 5.83% in Q2 2007 vs 5.71% a year earlier

Investment quality of fixed maturities (excluding investments from consolidated variable interest entity)

94% of bonds investment grade at 6/30/07 vs 95% at 12/31/06 and 97% at 6/30/06

Limited exposure to subprime market

Financial Indicators*

CNO

*See appendix for detail on these indicators, including notes describing non-GAAP measures.

Q2 2006
62.5%
Q3 2006
63.3%
Q4 2006
65.8%
Q1 2007
62.2%
Q2 2007
63.8%

Q2 2006
64.4%
Q3 2006
83.1%
Q4 2006
143.5%
Q1 2007
105.3%
Q2 2007
236.7%

Aggregate Interest-Adjusted

Health Benefit Ratio*

CNO

Benefit ratios on core products
are very stable and consistent
with expectations

Increase from Q2 2006 primarily
driven by increase in PDP/PFFS
products, which have higher
expected loss ratios than other
products

Increase from Q1 2007 driven by
release of return-of-premium
reserve on CIG specified disease
in the prior period, offset by
improvement in Bankers long
term care

Aggregate Health Benefit Ratio – By Quarter

Core (BLC, CIG & CP) Business

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Aggregate Health Benefit Ratio – By Quarter

Run-Off Business

Q2 2006
$573.2
Q3 2006
$578.3
Q4 2006
$575.4
Q1 2007
$583.7
Q2 2007
$599.2

Expenses

CNO

($ millions)

Gross Operating Expenses*, Trailing 4 Quarters

*Gross operating expenses before capitalization of cost of policies produced, capitalization of software development costs and other adjustments.  Costs related to the proposed litigation settlement are not included in our gross operating expenses.  This measure is used by the Company to evaluate its progress in reducing gross operating expenses.

Higher legal fees and
settlement costs in Q1 and
Q2 2007

Back-office consolidation on
track to produce annual cost
savings of $25 million
beginning in 2008

Bankers Life policyholder
service now managed in Carmel

BB+
and below
6%
BBB-
7%
AAA
32%
BBB
13%
BBB+
10%
AA
7%
A
25%

High-Quality Assets

CNO

Excludes investments from a
variable interest entity we are
required to consolidate, although
such assets are legally isolated

Only 6% of total portfolio is in below-
investment grade securities

Actively Managed Fixed Maturities by Rating at
6/30/07 (Market Value)

6/30/07

94%

3/31/07

95%

12/31/06

95%

9/30/06

97%

6/30/06

97%

% of Bonds which are Investment Grade:

No downgraded securities

No negative watch securities

No ABS CDO investments

No hedge fund investments

No exposure to substandard servicers

Nominal third-party CLO/structured credit exposure

Highly developed cashflow and default analytic models, along with repeatable management oversight processes

Sub-prime Home Equity ABS

and Structured Credit

CNO

Pre-2003
$0.9
0.3%
2003
$20.3
6.5%
2007
$74.0
23.8%
2006
$6.7
2.2%
2004
$110.6
35.6%
2005
$98.3
31.6%

CNO

Exposure by Vintage Year (Market Value in mils.)

Sub-prime Home Equity ABS

at June 30, 2007

Only 0.03% of total portfolio exposed to 2006 vintage

Sub-prime Home Equity ABS

at June 30, 2007

CNO

AAA – Insured

AAA

AA

A

<=BBB

Total

$8.3

$30.7

$65.8

$169.9

$30.0

$304.7

$8.5

$31.4

$67.4

$173.1

$30.4

$310.8

2.75%

10.12%

21.67%

55.68%

9.77%

100.00%

0.03%

0.13%

0.27%

0.69%

0.12%

1.24%

100.0%

14.1%

10.7%

7.1%

5.2%

100.0%

33.5%

28.2%

15.1%

5.2%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime

% of

Portfolio

Original

Support

Current

Support

Rating

1.24% overall portfolio allocation to home equity

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

Only 9.8% (of 1.24%) rated lower than A category

Current support in structures has met original expectations

Even in current market conditions, very limited gain/loss exposure

Sales of $76.8 million, 19% ahead of Q2 2006

Growth driven by 30% improvement in life sales and private fee-for-service sales through our product partnership with Coventry

Higher earnings (vs Q2 2006) driven by:

Improved spreads

Higher PDP/PFFS income, offset by increased Medicare
supplement amortization expense

Q2 2007 Summary

Bankers

Q2 Earnings

Bankers

Q2 2006

Q2 2007

Insurance policy income

$384.6

$424.0

Net investment income

122.4

155.1

Fee revenue and other income

2.0

2.7

    Total revenues

509.0

581.8

Insurance policy benefits

306.8

341.1

Amounts added to policyholder account balances

42.0

58.6

Amortization related to operations

56.8

71.3

Other operating costs and expenses

39.7

45.3

    Total benefits and expenses

445.3

516.3

    Income before net realized investment gains (losses), net of related amortization and income taxes

$63.7

$65.5

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2007 YTD Return on Equity (before realized investment gains/(losses): 9.1%

($ millions)

Q2 2006
$63.7
Q3 2006
$68.4
Q4 2006
$69.1
Q1 2007
$42.8
Q2 2007
$65.5

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Higher earnings (vs Q1 2007)
driven by:

Higher LTC margins due to favorable
persistency

Higher PDP/PFFS income

Q1 2007 included higher Med supp
and LTC amortization

PTOI-Trailing 4 Quarters:              $239.4            $252.8            $258.4          $244.0          $245.8

Revenues-Quarterly:                         $509.0             $525.9            $534.3           $554.1          $581.8

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $1,970.3      $2,019.8       $2,077.1       $2,123.3   $2,196.1

($ millions)

Q2 2006
67.8%
Q3 2006
65.6%
Q4 2006
65.3%
Q1 2007
64.6%
Q2 2007
67.4%

Benefit Ratio* –

Medicare Supplement

Bankers

Slight improvement in the
Med supp benefit ratio in Q2
2007 vs Q2 2006

Trailing 4 Quarter Avg.:                                                                    69.4%                67.9%           66.6%          65.8%          65.7%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2006
77.6%
Q3 2006
82.1%
Q4 2006
42.5%
Q1 2007
93.3%
Q2 2007
80.9%

Benefit Ratio* –

PDP and PFFS Business

Bankers

Higher ratio in Q2 2007 (vs Q2
2006)

Significant amount of
seasonality

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2006
66.8%
Q3 2006
68.8%
Q4 2006
76.9%
Q1 2007
73.8%
Q2 2007
66.0%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q2 2007 consistent with Q2
2006

Favorable persistency resulted
in an improved benefit ratio vs
Q1 2007

Trailing 4 Quarter Avg.:      66.4%            67.4%          69.9%           71.6%           71.4%

Qtrly. non-int. adjusted:      96.2%            98.2%         106.7%       104.3%        96.8%

Earnings

The decrease in earnings is primarily driven by an increase in death claims and amortization expense on interest-sensitive life products and the continued decline in the Medicare supplement book, offset by improved specified disease results

Sales down 18% from Q2 2006

Strong sales gains in annuities and supplemental health, offset by decreases in
Medicare supplement and life

Q2 2007 Summary

CIG

Q2 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q2 2006

Q2 2007

Insurance policy income

$247.4

$236.3

Net investment income

161.3

202.5

Fee revenue and other income

(0.1)

0.1

    Total revenues

408.6

438.9

Insurance policy benefits

180.2

188.4

Amounts added to policyholder account balances

58.3

87.0

Amortization related to operations

36.7

47.0

Other operating costs and expenses

68.7

72.7

    Total benefits and expenses

343.9

395.1

    Income before net realized investment gains (losses),

      net of related amortization and income taxes, excluding

      costs related to the proposed litigation settlement

$64.7

$43.8

2007 YTD Return on Equity (before realized investment gains/(losses): 6.2%

($ millions)

Q2 2006
$64.7
Q3 2006
$58.5
Q4 2006
$23.9
Q1 2007
$58.0
Q2 2007
$43.8

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); and (2) the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods.  See
Appendix for corresponding GAAP measure of our consolidated results of operations.

Decrease from Q2 2006 primarily due to:

$6 million reduction in Med supp earnings due to
higher benefit ratio and smaller inforce block

$21 million reduction in universal life earnings;
adverse mortality experience and additional
amortization

$6 million increase in specified disease earnings due
to lower benefit ratio

Q1 2007 includes a $19.3 million release of
specified disease return of premium
reserve

PTOI-Trailing 4 Quarters:                    $232.8             $224.2           $189.0           $205.1         $184.2

Revenues-Quarterly:                               $408.6              $436.0           $445.7            $417.6         $439.3

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,736.6         $1,714.8      $1,729.1       $1,707.9   $1,738.6

($ millions)

Q2 2006
56.9%
Q3 2006
66.8%
Q4 2006
64.1%
Q1 2007
66.9%
Q2 2007
68.9%

Benefit Ratio* –

Medicare Supplement

CIG

Benefit ratio in Q2 2006
benefited from release of
policy benefit reserves related
to increase in policyholder
lapses

Trailing 4 Quarter Avg.:      59.3%            60.6%          61.9%             63.6%         66.6%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2006
48.2%
Q3 2006
41.2%
Q4 2006
52.5%
Q1 2007
20.4%
Q2 2007
39.7%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Q4 2006 reflects correction of
valuation errors; without this
adjustment, the ratio would
have been 37.7%

Q1 2007 reflects release of
return of premium reserve;
without this adjustment, the
ratio would have been 41.8%

Q2 2007 reflects no unusual
adjustments

Trailing 4 Quarter Avg.:      46.7%          45.9%            47.0%           40.6%           38.4%

Qtrly. non-int. adjusted:      79.9%          73.6%            84.9%           53.2%           72.5%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Q2 Earnings

Colonial Penn

($ millions)

2007 YTD Return on Equity (before realized investment gains/(losses): 12.1%

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q2 2006

Q2 2007

Insurance policy income

$25.6

$29.4

Net investment income

9.1

9.4

Fee revenue and other income

0.2

0.1

    Total revenues

34.9

38.9

Insurance policy benefits

20.7

23.9

Amounts added to policyholder account balances

0.3

0.3

Amortization related to operations

4.1

4.9

Other operating costs and expenses

3.3

3.1

    Total benefits and expenses

28.4

32.2

    Income before net realized investment gains (losses) and income taxes,

      net of related amortization

$6.5

$6.7

Q2 2006
$6.5
Q3 2006
$4.6
Q4 2006
$5.4
Q1 2007
$4.6
Q2 2007
$6.7

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q2 2007 sales up 23%, driven by:

Increased advertising

Strong media-based lead activity

Strong and improving direct-mail-based
lead programs

Growth in direct mail reactivation
campaigns

Continued stable earnings

PTOI-Trailing 4 Quarters:                $20.3               $19.5                $21.6              $21.1              $21.3

Revenues-Quarterly:                           $34.9                $38.4                $41.4              $39.0              $38.9

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $145.9           $147.9           $150.9            $153.7          $157.7

($ millions)

CNO Summary

Runoff LTC block

Significant steps to reduce claims reserve volatility

Continued progress in business turnaround

Core businesses

Sharper focus on driving profitable growth and delivering
value

Overall: On target to achieve $100 million improvement in
pretax earnings run-rate by year-end:

$40 million from better claims management

$35 million from LTC re-rates

$25 million from operational consolidation

Questions and Answers

Appendix

Q2 2006
$24.5
Q3 2006
$23.2
Q4 2006
$25.3
Q1 2007
$22.2
Q2 2007
$20.0

Premiums –

Medicare Supplement

Bankers

(in millions)

As expected, decline in
sales continued in Q2
2007, due to competition
from PFFS plans

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $88.1               $93.1             $97.8              $95.2              $90.7

Med. Supp. Total Premiums-Quarterly:                   $156.7           $146.7          $157.2            $167.0          $153.8

Med. Supp. NAP-Quarterly:                                               $18.4                  $15.3             $18.4              $14.7               $14.7

Med. Supp. NAP-Trailing 4 Quarters:                         $76.7                $76.2            $72.8               $66.8              $63.1

Premiums –

PDP/PFFS

Bankers

(in millions)

Strong sales driven by PFFS

Continued strong PFFS NAP
enabled by the continued
limited open enrollment period

PFFS VNB 2x Med supp

Less than 15% of PFFS sales
due to internal Med supp
exchanges

Q2 2006

$32.1

Q3 2006

$20.8

Q4 2006

$17.8

Q2 2007

$25.9

PDP

PFFS

PDP/PFFS  – First-Year Premiums

Q1 2007

$16.0

$0.7

$4.3

$0.5

$0.7

$8.2

PDP NAP-Quarterly:

$22.2

$46.8

-

-

-

PFFS NAP-Quarterly:

Q2 2006
$13.1
Q3 2006
$12.0
Q4 2006
$11.9
Q1 2007
$11.6
Q2 2007
$12.2

Premiums –

Long-Term Care

Bankers

($ millions)

First-year premiums and NAP
improved in Q2 2007

New sales are meeting our
return objectives

First-Year Prems.-Tr. 4 Qtrs:         $58.5             $54.6               $51.2               $48.6            $47.7

Total Premiums-Quarterly:            $151.5           $145.0           $150.2            $158.2         $155.4

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $12.7                $12.5               $11.0              $11.7             $12.7

NAP-Trailing 4 Quarters:                 $52.5                $50.4              $47.6              $47.9             $47.9

Q2 2006
$23.3
Q3 2006
$24.4
Q4 2006
$21.9
Q1 2007
$21.4
Q2 2007
$25.3

Premiums –

Life Insurance

Bankers

($ millions)

Growth driven by:

Continued focus on cross-selling
into new PFFS customer base

Broader availability of SPWL
LTC rider

Q2 2007 NAP up over 30% vs
Q2 2006

First-Year Prems.-Tr. 4 Qtrs:              $88.4               $90.4              $90.3               $91.0            $93.0

Total Premiums-Quarterly:                   $46.6                $47.8              $46.6               $48.1            $52.1

Life – First-Year Premiums

NAP-Quarterly:                                             $11.1                  $12.9                $11.4            $12.7              $14.5

NAP-Trailing 4 Quarters:                       $42.8                $44.7              $46.3            $48.1              $51.5

Q2 2006
$237.3
Q3 2006
$277.3
Q4 2006
$247.5
Q1 2007
$211.4
Q2 2007
$199.6

Premiums –

Annuity

Bankers

($ millions)

Decline in annuity sales
relates to changes in interest
rate environment increasing
the attractiveness of other
products vs annuities

First-Year Prems.-Tr. 4 Qtrs:            $960.1       $1,010.7         $994.6          $973.5          $935.8

Total Premiums-Quarterly:                 $238.3           $278.2           $247.6           $212.2          $200.5

Annuity – First-Year Premiums

Q2 2006
$7.9
Q3 2006
$6.5
Q4 2006
$7.9
Q1 2007
$6.6
Q2 2007
$5.2

Premiums -

Medicare Supplement

CIG

($ millions)

Decline in sales was expected

Rollout of new product in the
Amerilife system in September
2007

Signed LOI with national company
to distribute new PFFS/Med
Advantage beginning in the fall of
2007

First-Year Prems.-Tr. 4 Qtrs:     $25.6             $28.0              $30.6              $28.9              $26.2

Total Premiums-Quarterly:          $61.9              $54.6              $61.8            $59.8              $56.1

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $9.0                    $6.2                  $6.4               $4.9                 $2.9

NAP-Trailing 4 Quarters:             $34.3               $33.9                $32.1            $26.5              $20.4

Q2 2006
$7.0
Q3 2006
$6.8
Q4 2006
$7.1
Q1 2007
$7.3
Q2 2007
$7.7

Premiums –

Specified Disease

CIG

($ millions)

31% increase in NAP vs Q2 2006

Sales continue to gain
momentum from refocus of PMA

Increased non-PMA recruiting of
new IMOs and agents

Expanded product line

First-Year Prems.-Tr. 4 Qtrs:         $28.8            $28.4             $28.1                $28.2            $28.9

Total Premiums-Quarterly:             $88.8             $88.1              $89.4               $92.1            $89.1

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $7.3                  $7.7                  $8.6                  $7.8               $9.6

NAP-Trailing 4 Quarters:                 $27.9              $28.5              $29.8              $31.4             $33.7

Q2 2006
$87.0
Q3 2006
$178.8
Q4 2006
$118.1
Q1 2007
$116.3
Q2 2007
$108.3

Premiums –

Annuity

CIG

($ millions)

24% increase in first-year
premiums vs Q2 2006

Significant contributions
from Legacy and ADS, our
national partners

TSA business is significantly
ahead of last year

First-Year Prems.-Tr. 4 Qtrs:       $218.6           $358.1         $415.5            $500.2          $521.5

Total Premiums-Quarterly:             $92.4              $182.8         $121.9           $120.1          $113.0

Annuity – First-Year Premiums

Q2 2006
$5.7
Q3 2006
$5.8
Q4 2006
$5.9
Q1 2007
$6.7
Q2 2007
$7.0

Premiums –

Life Insurance

Colonial Penn

($ millions)

Growth driven by:

Increased advertising

Increased lead generation

Growth in direct mail programs

First-Year Prems.-Tr. 4 Qtrs:         $21.2             $22.0               $22.9               $24.1            $25.4

Total Premiums-Quarterly:             $21.6               $25.4                $26.8              $26.7            $26.0

Life – First-Year Premiums

NAP-Quarterly:                                           $9.1                  $8.3                  $7.5                $10.4             $11.2

NAP-Trailing 4 Quarters:                   $32.2              $33.0              $33.3              $35.3             $37.4

Q2 2006
$25.84
Q3 2006
$25.81
Q4 2006
$25.64
Q1 2007
$25.24
Q2 2007
$24.90

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Reduction in Q2 2007 reflects
the loss for the quarter

Debt and Preferred Stock

to Total Capital Ratio*

CNO

Decrease in Q2 2007 reflects
the conversion of preferred
stock into common shares,
partially offset by the
additional $200 million
borrowed in June 2007

Q2 2006

26.6%

Q3 2006

26.4%

Q4 2006

28.8%

Q2 2007

20.3%

Debt

Preferred

Stock

Q1 2007

28.9%

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

■

Q2 2006
331%
Q3 2006
324%
Q4 2006
357%
Q1 2007
344%
Q2 2007
330%

Consolidated RBC Ratio*

CNO

Continued strong capital
levels at insurance
companies

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Q2 2006
$356.5
Q3 2006
$359.5
Q4 2006
$364.3
Q1 2007
$376.8
Q2 2007
$381.5

Net Investment Income

CNO

($ millions)

Yield remained constant from
Q1 2007, despite reduction in
prepayment income

Yield up 12 bps from Q2 2006

Net investment income from the prepayment of securities:                       $5.3                 $0.5                $1.0                $5.0               $1.1

General Account Investment Income,

Excluding Corporate Segment

5.83%

5.83%

5.72%

5.72%

5.71%

Yield:

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by an unusual and significant charge related to a proposed litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of operating earnings before this charge is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding Q2 2006 charge related to proposed litigation settlement and refinements to such estimates recognized in subsequent periods (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Net income (loss) applicable to common stock

(31.8)

$

38.9

$

(3.7)

$

0.9

$

(64.5)

$

Net realized investment losses, net of related

amortization and taxes

0.1

13.9

9.4

13.7

10.1

Net operating income (loss) (a non-GAAP

financial measure)

(31.7)

52.8

5.7

14.6

(54.4)

2Q2006 charge related to the proposed litigation

settlement and refinements to such estimates

recognized in subsequent periods, net of taxes

102.1

-

-

8.5

22.8

Net operating income before Q2 2006 charge related

to the proposed litigation settlement

and refinements to such estimates

recognized in subsequent periods

(a non-GAAP financial measure)

70.4

$

52.8

$

5.7

$

23.1

$

(31.6)

$

Per diluted share:

Net income (loss)

(0.21)

$

0.26

$

(0.02)

$

0.01

$

(0.38)

$

Net realized investment losses, net of related

amortization and taxes

-

0.09

0.06

0.09

0.06

Net operating income (loss) (a non-GAAP

financial measure)

(0.21)

0.35

0.04

0.10

(0.32)

Q2 2006 charge related to the proposed litigation

settlement and refinements to such estimates

recognized in subsequent periods, net of taxes

0.67

-

-

0.05

0.13

Net operating income before Q2 2006 charge related

to the proposed litigation settlement

and refinements to such estimates

recognized in subsequent periods

(a non-GAAP financial measure)

0.46

$

0.35

$

0.04

$

0.15

$

(0.19)

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Total shareholders' equity

4,296.6

$

4,712.7

$

4,713.1

$

4,724.0

$

4,375.3

$

Less accumulated other comprehensive income (loss)

(445.6)

(71.8)

(72.6)

(41.8)

(329.9)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,742.2

$

4,784.5

$

4,785.7

$

4,765.8

$

4,705.2

$

Diluted shares outstanding for the period

183,554,073

185,354,251

186,665,776

188,784,663

188,962,041

Book value per diluted share

23.41

$

25.43

$

25.25

$

25.02

$

23.15

$

Less accumulated other comprehensive income (loss)

(2.43)

(0.38)

(0.39)

(0.22)

(1.75)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

25.84

$

25.81

$

25.64

$

25.24

$

24.90

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our returns were affected by an unusual and significant charge related to a proposed litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods.  Management does not believe that a similar charge is likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of return before this charge and subsequent refinements is important to evaluate the performance of the Company prior to the effect of this unusual and significant charge.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which occurred in May 2007).
In addition, the Company plans to change the way compensation for its executives is determined in the future.  Operating return measures will be the primary manner of measuring the performance of our business units and will be used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods) on common equity (excluding accumulated other comprehensive income (loss)
and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Net income (loss) applicable to common stock

(31.8)

$

38.9

$

(3.7)

$

0.9

$

(64.5)

$

Net realized investment (gains) losses, net of related amortization and taxes

0.1

13.9

9.4

13.7

10.1

Net operating income (loss) (a non-GAAP financial measure)

(31.7)

52.8

5.7

14.6

(54.4)

Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

102.1

-

-

8.5

22.8

Add preferred stock dividends, assuming conversion

9.5

9.5

9.5

9.5

4.6

Net operating income before Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods (a non-GAAP financial measure)

79.9

$

62.3

$

15.2

$

32.6

$

(27.0)

$

Total shareholders' equity

4,296.6

$

4,712.7

$

4,713.1

$

4,724.0

$

4,375.3

$

Less preferred stock

667.8

667.8

667.8

667.8

-

Common shareholders' equity

3,628.8

4,044.9

4,045.3

4,056.2

4,375.3

Add preferred stock, assuming conversion

667.8

667.8

667.8

667.8

-

Less accumulated other comprehensive income (loss)

(445.6)

(71.8)

(72.6)

(41.8)

(329.9)

Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,742.2

4,784.5

4,785.7

4,765.8

4,705.2

Add Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods

102.1

102.1

102.1

110.6

133.4

Less net operating loss carryforwards

1,346.6

1,346.7

1,340.0

1,334.1

1,349.8

Common shareholders' equity, excluding accumulated other comprehensive income (loss) and refinements to such estimates recognized in subsequent periods and net operating loss carryforwards (a non-GAAP financial measure)

3,497.7

$

3,539.9

$

3,547.8

$

3,542.3

$

3,488.8

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Average common shareholders' equity

3,622.2

3,836.9

4,045.1

4,050.8

4,215.8

Average common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,624.9

4,763.4

4,785.1

4,775.8

4,735.5

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, and net operating loss

carryforwards (a non-GAAP financial measure)

3,446.6

3,518.8

3,513.9

3,545.1

3,515.6

Return on equity ratios:

Return on common equity

-3.5%

4.1%

-0.4%

0.1%

-6.1%

Operating return (less Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates

recognized in subsequent periods) on common equity,

excluding accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

6.9%

5.2%

1.3%

2.7%

-2.3%

Operating return (less Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates

recognized in subsequent periods) on common equity,

excluding accumulated other comprehensive income (loss)

and net operating loss carryforwards (a non-GAAP

financial measure)

9.3%

7.1%

1.7%

3.7%

-3.1%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the six months ended June 30, 2007, is as follows (dollars in millions):

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

101.8

$

108.3

$

11.3

$

(164.1)

$

(49.2)

$

8.1

$

Allocation of interest expense, excess capital and corporate expenses

(26.3)

(21.7)

(1.8)

(4.9)

54.7

-

Income tax (expense) benefit

(24.3)

(27.9)

(3.1)

54.6

(1.8)

(2.5)

Segment operating income (loss)

51.2

$

58.7

$

6.4

$

(114.4)

$

3.7

$

5.6

Refinements made to Q2 2006 charge related to the proposed

litigation settlement, net of taxes

(31.3)

Net realized investment losses, net of related amortization and taxes

(23.8)

Net income

(49.5)

$

(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2006

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets representing net operating loss carryforwards and assuming conversion of convertible preferred stock (a non-GAAP financial measure)

1,648.6

$

1,274.3

$

103.6

$

290.3

$

231.0

$

3,547.8

$

Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods

(102.1)

-

-

-

-

(102.1)

Net operating loss carryforwards

1,340.0

-

-

-

-

1,340.0

Accumulated other comprehensive income (loss)

(25.6)

(41.6)

(1.2)

(7.3)

3.1

(72.6)

Allocation of capital

515.5

424.8

34.6

96.8

(1,071.7)

-

Total shareholders' equity

3,376.4

$

1,657.5

$

137.0

$

379.8

$

(837.6)

$

4,713.1

Less preferred stock

667.8

Common shareholders' equity

4,045.3

$

June 30, 2007

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets representing net operating loss carryforwards and assuming conversion of convertible preferred stock (a non-GAAP financial measure)

1,653.2

$

1,326.7

$

109.4

$

206.9

$

192.6

$

3,488.8

$

Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods

(117.7)

-

-

-

(15.7)

(133.4)

Net operating loss carryforwards

1,349.8

-

-

-

-

1,349.8

Accumulated other comprehensive income (loss)

(137.8)

(133.2)

(5.5)

(58.1)

4.7

(329.9)

Allocation of capital

551.0

442.2

36.5

68.9

(1,098.6)

-

Total shareholders' equity

3,298.5

$

1,635.7

$

140.4

$

217.7

$

(917.0)

$

4,375.3

Less preferred stock

-

Common shareholders' equity

4,375.3

$

(Continued from previous page)

(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets representing net operating loss carryforwards and assuming

conversion of convertible preferred stock (a non-GAAP

financial measure)

1,642.9

$

1,295.7

$

106.1

$

262.0

$

223.6

$

3,530.3

$

Average proposed litigation settlement charges and refinements to such estimates recognized in subsequent periods

(114.2)

Average net operating loss carryforwards

1,339.5

Average accumulated other comprehensive income (loss)

(121.5)

Average total shareholders' equity

4,634.1

Average preferred stock

500.9

Average common shareholders' equity

4,133.2

$

Return on equity ratios:

Return on equity

-2.4%

Operating return on equity, excluding accumulated other

comprehensive income (loss), the 2Q 2006 charge related to

the proposed litigation settlement and refinements to such

estimates recognized in subsequent periods, and less income

tax assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

6.2%

9.1%

12.1%

-87.3%

3.3%

0.3%

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the proposed litigation settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to average common shareholders’ equity at June
30, 2007, is as follows (dollars in millions):

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

Reconciliations of the: (i) debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss; and (ii) debt and preferred stock to capital ratio to debt and preferred stock to capital, excluding accumulated other comprehensive loss, are as follows (dollars in millions):

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Corporate notes payable

805.5

$

805.6

$

1,000.8

$

999.3

$

1,197.8

$

Total shareholders' equity

4,296.6

4,712.7

4,713.1

4,724.0

4,375.3

Total capital

5,102.1

5,518.3

5,713.9

5,723.3

5,573.1

Less accumulated other comprehensive loss

445.6

71.8

72.6

41.8

329.9

Total capital, excluding accumulated other

comprehensive loss

(a non-GAAP financial measure)

5,547.7

$

5,590.1

$

5,786.5

$

5,765.1

$

5,903.0

$

Corporate notes payable

805.5

$

805.6

$

1,000.8

$

999.3

$

1,197.8

$

Preferred stock

667.8

667.8

667.8

667.8

-

Total  notes payable and preferred stock

1,473.3

$

1,473.4

$

1,668.6

$

1,667.1

$

1,197.8

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

15.8%

14.6%

17.5%

17.5%

21.5%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

14.5%

14.4%

17.3%

17.3%

20.3%

Corporate debt and preferred stock

to total capital

28.9%

26.7%

29.2%

29.1%

21.5%

Corporate debt and preferred stock

to total capital, excluding accumulated

other comprehensive loss (a non-GAAP

financial measure)

26.6%

26.4%

28.8%

28.9%

20.3%